UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2024

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2024 (the “Closing Date”), American Superconductor Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with each of the sellers listed on the signature pages thereto (each, a “Selling Stockholder” and collectively, the “Selling Stockholders”), Megatran Industries, Inc, a New Jersey corporation (“Megatran”) and James David Seitz, an individual, solely in his capacity as the stockholder representative thereunder (the “Stockholder Representative”).

Pursuant to the terms of the Stock Purchase Agreement and concurrently with entering into such agreement, the Company purchased all of the issued and outstanding shares of Megatran (collectively, the “Acquired Interests”) for aggregate consideration in an amount equal to $61,350,000 (the “Purchase Price”), which consideration amount shall be subject to various adjustments set forth in the Stock Purchase Agreement (including those described below) and consists of: (a) (i) $25,000,000, minus (ii) the Indebtedness (as defined in the Stock Purchase Agreement) outstanding as of immediately prior to the closing, minus (iii) Company Expenses (as defined in the Stock Purchase Agreement) (collectively, the “Cash Purchase Price”); (b) a number of restricted shares (rounded up or down to the nearest whole share, as applicable) (the “Company Shares”) of the Company’s common stock, $.01 par value per share (“Common Stock”) equal to the quotient obtained by dividing (x) $31,350,000 (the “Share Purchase Price”) by (y) the closing price per share of Common Stock on the Nasdaq Global Select Market on the last trading day immediately preceding the Closing Date; and (c) an additional cash payment equal to $5,000,000, as adjusted pursuant to Sections 5.6(c), (d), and (f) of the Stock Purchase Agreement (the “Additional Cash Purchase Price”).

Under the terms of the Stock Purchase Agreement, the Company is obligated to file either (i) a new registration statement, or (ii) a prospectus supplement to an already effective Company registration statement, covering the resale of the Company Shares by the Selling Stockholders no later than ten (10) business days following the Closing Date, and in the case of a new registration statement, to use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) as soon as practicable thereafter.

In the event that a new registration statement has not been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has not been filed, as the case may be, within sixty (60) days following the Closing Date, the Company is obligated to pay, no later than the date that is ten days after such sixty day period, an amount in cash equal to the Share Purchase Price and the Selling Stockholders shall furnish to the Company all documentation as reasonably requested by the Company for the cancellation of the Company Shares.

In the event that a new registration statement has been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has been filed, as the case may be, within sixty (60) days following the Closing Date, the Company shall deliver written notice thereof (the “Effectiveness Notice”) to the Stockholder Representative within three (3) business days after the date on which the SEC posts the notice of effectiveness of the Registration Statement on EDGAR, or the Company files a prospectus supplement to an already effective Company registration statement, as the case may be. The Selling Stockholders will then have the option, within five (5) business days of the Stockholder Representative receiving the Effectiveness Notice, to deliver a notice of orderly distribution to the Company (an “Orderly Distribution Notice”), in which case the Selling Stockholders shall use commercially reasonable efforts to sell all of the registered Company Shares within sixty (60) days after the date of the Orderly Distribution Notice.

In the event that (i) the Stockholder Representative does not deliver an Orderly Distribution Notice, (ii) the Company does not file either (a) a new registration statement, or (b) a prospectus supplement to an already effective Company registration statement, covering the resale of the Company Shares by the Selling Stockholders on or before ten (10) business days following the Closing Date, or (iii) a new registration statement has not been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has not been filed, as the case may be, within sixty (60) days following the Closing Date, then within ten (10) days thereafter, the Company shall pay to Selling Stockholders an aggregate amount in cash equal to $5,000,000 by wire transfer of immediately available funds into accounts designated by the Stockholder Representative in writing.

The Stock Purchase Agreement also contains customary representations, warranties, covenants and indemnities.

The Company Shares issued to the Selling Stockholders were issued in reliance on the exemption from the registration provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), relating to transactions by an issuer not involving any public offering.

The sale of the Company Shares pursuant to the Stock Purchase Agreement has not been registered under the Securities Act or any state securities laws. The Company Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

Our preliminary estimates for Megatran Industries, Subsidiaries and Affiliate’s (collectively, the “Megatran Entities”) condensed revenues, cost of goods sold, gross profit and net income for the years ended December 31, 2023 and December 31, 2022, and for the three and six months ended June 30, 2024, were as follows:

($ in thousands)

	Year Ended 12/31/2023	Year Ended 12/31/2022	Three Months Ended 6/30/2024	Six Months Ended 6/30/2024
Net Sales	$72,315	$56,164	$19,020	$38,304
Cost of goods sold	55,065	47,454	13,946	26,998
Gross profit	17,250	8,710	5,074	11,306
Net Income	$8,131	$611	$1,332	$4,916

The Megatran Entities’ independent registered public accounting firm has not completed its review of its results for the periods indicated above. Set forth above are certain preliminary results of operations that we expect to report for the Megatran Entities when we file the related financial statements for these periods. The Megatran Entities’ actual results may differ materially from these estimates due to the completion of its financial closing procedures, audit and review of these results, final adjustments and other developments that may arise between now and the time the financial results for these periods are finalized.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Stock Purchase Agreement and the timing thereof, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will,” “shall” and similar expressions. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of the Company’s common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: risks related to the financial performance of Megatran and its affiliated entities; risks that the Megatran business may not be integrated successfully; failure to realize anticipated benefits of the Megatran acquisition; potential litigation relating to the transaction; and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2024, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits:

10.1	Stock Purchase Agreement, dated August 1, 2024, by and among the Company, the Selling Stockholders, Megatran and James David Seitz, an individual, solely in his capacity as the stockholder representative thereunder.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: August 5, 2024	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer